UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23354

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CPG VINTAGE ACCESS FUND II, LLC
(Exact name of registrant as specified in charter)

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660 Fifth Avenue
New York, New York 10103
(Address of principal executive offices) (Zip code)

Alex Lee
c/o Macquarie Wealth Advisers, LLC
660 Fifth Avenue
New York, New York 10103
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: September 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

(a)     The Report to Shareholders is attached herewith.

CPG Vintage Access Fund II, LLC

Consolidated Financial Statements

For the Six Months Ended September 30, 2025
(Unaudited)

CPG Vintage Access Fund II, LLC Table of Contents For the Six Months Ended September 30, 2025 (Unaudited)

CPG Vintage Access Fund II, LLC Consolidated Schedule of Investments (Unaudited) September 30, 2025
Investments in Investment Funds — 89.43%^	Original Acquisition Date	Cost	Fair Value
Asia/Pacific — 9.48%
Buyout — 9.48%
North Haven Private Equity Asia V, L.P.[a,b,c]	12/1/2018	$18,020,279	$23,492,528
Total Asia/Pacific		18,020,279	23,492,528

Global — 15.94%
Buyout — 11.35%
Adams Street - PE Co-Inv (SI) Fund L.P.[a,b,c]	12/1/2019	15,878,722	28,084,541

Credit — 4.59%
The Varde Fund XIII (A) (Feeder), L.P.[a,b,c]	11/1/2019	4,756,103	11,341,474
Total Global		20,634,825	39,426,015

North America — 64.01%
Buyout — 30.31%
Elliott Intermediate Co-Investment II L.P.[a,b,c]	8/1/2019	7,430,933	3,955,011
HarbourVest Partners Co-Investment Fund V L.P.[a,b,c]	7/1/2019	11,374,781	21,386,029
NB Select Opportunities Fund II LPa,b,c,d	12/1/2018	7,957,024	22,360,022
North Haven Capital Partners VII L.P.[a,b,c,e]	8/1/2020	19,813,425	27,322,449
Total Buyout		46,576,163	75,023,511

Credit — 17.84%
CVC Credit Partners Global Special Situations Fund IIa,c	12/1/2018	9,165,432	11,925,531
Medalist Partners Opportunity Fund II Offshore Feeder, L.P.[a,b]	3/1/2019	7,136,526	12,764,341
Oaktree Special Situations Fund II, L.P.[a,b,c]	2/1/2019	6,165,928	19,494,150
Total Credit		22,467,886	44,184,022

Growth — 15.84%
Blue Owl Healthcare Opportunities III L.P.[a,b,c]	9/4/2019	10,048,104	6,665,652
EW Healthcare Partners Fund 2, L.P.[a,b,c]	7/24/2019	12,679,355	12,535,015
KKR Next Generation Technology Growth Fund IIa,b,c	6/1/2019	15,450,865	20,000,754
Total Growth		38,178,324	39,201,421
Total North America		107,222,373	158,408,954
Total Investment Funds		145,877,477	221,327,497

Total Investments — 89.43%			221,327,497
Other assets in excess of liabilities — 10.57%			26,159,438
Net Assets — 100%			$247,486,935

^    Percentages are based on net assets as of September 30, 2025. See Note 3 in the accompanying Notes to the Consolidated Financial Statements for descriptions of Financing Stages.

a    Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amount to $221,327,497, which represents approximately 89.43% of net assets as of September 30, 2025.

b    Non-income producing security.

c    The Fund held unfunded commitments in the investments as of September 30, 2025.

d    Security is held by CPG VA Acquisition Fund II No. 2, LLC.

e    Security is held by CPG VA Acquisition Fund II, LLC.

See accompanying Notes to Schedule of Investments.

CPG Vintage Access Fund II, LLC Consolidated Schedule of Investments (Unaudited) (Continued) September 30, 2025
Summary of Investments by Type/Region (as a percentage of net assets)
Investments in Investment Funds
Asia/Pacific
Buyout	9.48%
Total Asia/Pacific	9.48%
Global
Buyout	11.36%
Credit	4.59%
Total Global	15.94%
North America
Buyout	30.31%
Credit	17.84%
Growth	15.84%
Total North America	64.01%
Total Investment Funds	89.43%
Total Investments at Fair Value	89.43%
Other Assets in Excess of Liabilities	10.57%
Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund II, LLC Consolidated Statement of Assets and Liabilities (Unaudited) September 30, 2025
Assets
Investments at fair value (cost $145,877,477)	$221,327,497
Cash	35,158,543
Interest receivable	90,391
Prepaid Directors’ and Officer fees	29,000
Prepaid expenses and other assets	4,916
Total Assets	256,610,347

Liabilities
Deferred tax liability payable	6,233,372
Distribution and servicing fees payable to affiliate	1,049,433
Income tax payable	622,738
Payable to Adviser	668,991
Accounting and administration fees payable	411,481
Professional fees payable	98,673
Directors’ and Officer fees payable	22,046
Line of credit commitment fees payable	1,917
Other liabilities	14,761
Total Liabilities	9,123,412
Net Assets	$247,486,935

Commitments and contingencies (see Notes 3, 7 and 8)

Composition of Net Assets
Paid-in capital	$185,329,161
Make-up fee	1,535,630
Total distributable earnings	60,622,144
Net Assets	$247,486,935

Units of Beneficial Interest Outstanding (Unlimited Number of Units Authorized):	18,051,234
Net Asset Value per Unit	$13.71

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund II, LLC Consolidated Statement of Operations (Unaudited) For the Six Months Ended September 30, 2025
Investment Income
Income from Investment Funds	$279,288
Interest income	487,904
Total Income	767,192

Expenses
Distribution and servicing fees	771,912
Management fees	666,435
Accounting and administration fees	270,406
Professional fees	188,811
Directors' and Officer fees	51,349
Line of credit commitment fees	3,813
Other expenses	1,251
Total Expenses	1,990,253
Net Investment Income (Loss)	(1,186,785)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain distributions received from Investment Funds	7,143,627
Net change on deferred tax	(1,711,526)
Net change in unrealized appreciation/(depreciation) on Investments	4,011,198
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments	9,443,299
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,256,514

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund II, LLC Consolidated Statement of Changes in Net Assets
	For the Six Months Ended September 30, 2025 (Unaudited)	Year Ended March 31, 2025
Change in Net Assets Resulting from Operations
Net investment income/(loss)	$(1,186,785)	$(5,823,770)
Net realized gain distributions received from Investment Funds	7,143,627	11,092,204
Net change in unrealized appreciation/(depreciation) on Investments, net of deferred tax	2,299,672	7,342,871
Net Change in Net Assets Resulting from Operations	8,256,514	12,611,305

Distributions to unit holders
Distributions	—	(5,776,396)
Total Distributions	—	(5,776,396)

Change in Net Assets Resulting from Capital Transactions
Capital contributions	—	—
Capital withdrawals	—	(21,000)
Net Change in Net Assets Resulting from Capital Transactions	—	(21,000)

Total Net Increase in Net Assets	8,256,514	6,813,909

Net Assets
Beginning of period/year	239,230,421	232,416,512
End of period/year	$247,486,935	$239,230,421

Units Transactions
Units redeemed	—	(1,614)
Net change in units	—	(1,614)

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund II, LLC Consolidated Statement of Cash Flows (Unaudited) For the Six Months Ended September 30, 2025
Cash Flows From Operating Activities
Net increase/(decrease) in net assets resulting from operations	$8,256,514
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities.
Net realized gain distributions received from Investment Funds	(7,143,627)
Capital called by Investment Funds	(465,943)
Net change in unrealized (appreciation)/depreciation on Investment Funds	(4,011,198)
Capital distributions received from Investment Funds	18,812,553
(Increase)/Decrease in Assets:
Prepaid Directors’ and Officer fees	22,000
Interest receivable	(29,843)
Prepaid expenses and other assets	(2,863)
Increase/(Decrease) in Liabilities:
Income tax payable	(485,417)
Deferred tax liability	1,711,526
Management fees payable	307,834
Accounting and administration fees payable	277,906
Professional fees payable	(57,363)
Directors’ and Officer fees payable	7,349
Distribution and servicing fees payable	(482,419)
Line of credit fees payable	42
Other liabilites	(7,727)
Net Cash Provided by Operating Activities	16,709,324

Net change in Cash	16,709,324
Cash at beginning of period	18,449,219
Cash at end of period	$35,158,543

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest expense	$—

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund II, LLC Consolidated Financial Highlights
	For the Six Months Ended September 30, 2025 (Unaudited)		For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023^	For the Year Ended March 31, 2022^	For the Year Ended March 31, 2021^
Per unit operating performances:
Net asset value per unit, beginning of period	$13.25		$12.87	$12.79	$14.53	$11.69	$8.41
Activity from investment operations:(1)
Net investment gain (loss)	(0.07)		(0.30)	(0.08)	0.16	0.15	0.02
Net realized and unrealized gain (loss) on investments	0.53		1.00	0.71	(0.21)	3.67	3.26
Total from investment operations	0.46		0.70	0.63	(0.05)	3.82	3.28

Activity from capital transactions
Distributions to unit holders from net realized gains	—		(0.32)	(0.55)	(1.69)	(0.98)	—

Net Asset Value per share, end of period	$13.71		$13.25	$12.87	$12.79	$14.53	$11.69

Net Assets, end of period (in thousands)	$247,487		$239,230	$232,417	$215,854	$212,993	$136,096

Ratios to average net assets:
Net investment loss(2)	(1.00	)%(3),(4)	(2.48)%	(1.70)%	(1.91)%	(2.25)%	(4.56)%
Net loss excluding line of credit related expenses(2)	(1.00	)%(3),(4)	(2.46)%	(1.66)%	(1.84)%	(2.03)%	(4.21)%

Total expenses(2)	1.66	%(3),(4)	3.25%	1.92%	2.02%	2.59%	5.11%
Total Expenses excluding line of credit related expenses(2)	1.66	%(3),(4)	3.23%	1.88%	1.95%	2.37%	4.76%

Portfolio turnover rate	0.00	%(6)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return(5)	3.45	%(6)	5.54%	4.93%	0.38%	31.79%	39.00%

Line of Credit:
Aggregate principal amount, end of period (000s)	$—		$—	$—	$5,100	$—	$3,800
Average borrowings outstanding during the period (000s)	$—		$2,401	$5,255	$4,402	$12,856	$10,218
Asset coverage, end of period per $1,000(7)	$—		$—	$—	$43,324	$—	$36,815

^       Prior to the fiscal year ending March 31, 2024, Financial Statements were not consolidated.

(1)    Selected data is for a single unit outstanding throughout the period. Per unit calculations were performed using the average units outstanding for the period.

(2)    The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)    Net investment loss and net expense have been annualized.

(4)    Includes tax expense ratio of 0.09% for the period ended September 30, 2025. Tax expense is a one time expense and not annualized.

(5)    Total return based on per unit net asset value reflects the change in net asset value based on the performance of the Fund during the period. Total returns shown exclude applicable sales charges.

(6)    Not annualized

(7)    Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the Line of Credit) from the Fund’s total assets and dividing by the principal amount of the Line of Credit and then multiplying by $1,000.

See accompanying Notes to Consolidated Financial Statements.

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) September 30, 2025
1. ORGANIZATION

CPG Vintage Access Fund II, LLC (the “Fund”) was organized as a Delaware limited liability company on May 31, 2018. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on November 9, 2018. CPG VA Acquisition Fund II, LLC and CPG VA Acquisition Fund II No. 2, LLC (“CPG VA Acquisition Fund II” and “CPG VA Acquisition Fund II No. 2”, respectively, and collectively the “Subsidiaries”), wholly owned subsidiaries of the Fund, are consolidated in the Fund’s consolidated financial statements. The Fund’s investment adviser is Macquarie Wealth Advisers, LLC (the “Adviser”), formerly known as Central Park Advisers, LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to seek long-term attractive risk adjusted returns. The Fund seeks to achieve its investment objective principally by making primary investments in a portfolio of institutional private equity, venture and private debt investment funds managed or sponsored by various asset management firms unaffiliated with the Adviser (the “Investment Funds”) that are represented on the Morgan Stanley Smith Barney LLC (“Morgan Stanley”) platform during the Fund’s vintage period. Morgan Stanley is not a sponsor, promoter, adviser, or affiliate of the Fund.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) and has assigned to the Adviser general responsibility for determining the value of the Fund’s investments. In that role, the Adviser has established a committee (the “Valuation Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Adviser (the “Valuation Procedures”).

The initial closing date for subscriptions for units of limited liability company interests (“Units”) was November 9, 2018 (“Initial Closing”). Subsequent to the Initial Closing, the Fund offered Units at additional closings, which occurred over a period of nine months following the Initial Closing (the last closing being referred to as the “Final Closing”). An investor that participated in a closing that occurred after the Initial Closing was required to pay a “make-up fee” amount to the Fund. Such “make-up fee” payment was calculated by applying an annualized rate of 8.0% to the percentage of the aggregate commitments by investors to the Fund (“Commitments”) previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the make-up fee payments were paid to and retained as assets of the Fund. This amount is presented as a component of net assets in the Consolidated Statement of Assets and Liabilities.

The Fund does not have a fixed term. The Investment Funds, however, generally will have fixed terms. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund receives distributions from Investment Funds and when Investment Funds terminate, which the Fund anticipates will occur approximately 10 to 12 years after the Final Closing. The Fund will be wound up and dissolved after its final distribution to investors. The Fund may be dissolved prior thereto in accordance with its LLC Agreement.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) (Continued) September 30, 2025
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of significant accounting policies followed by the Fund in the preparation of the consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Cash: Cash consists of monies and interest paying accounts held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Investment Transactions: The Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of distribution. Dividends are recorded on ex-date and interest income and expenses are recorded on an accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Use of Estimates: The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in Investment Funds at fair value in accordance with FASB Accounting Standards Codification, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

Distribution and Servicing fees: During the offering period (extending nine months from the Initial Closing) of the Fund, the Distribution and Servicing fee were charged to paid-in capital as a distribution cost. Thereafter the fee was expensed as incurred.

Segment Reporting: The Fund’s chief executive officer acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment since the Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Fund’s financial statements.

Federal Tax Information: It is the Fund’s policy to attempt to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all its distributable net investment income and net realized gain on investments, if any, earned each year. See Consolidation of Subsidiaries, below, and Note 7 Income Tax for more information.

Consolidation of Subsidiaries: These consolidated financial statements include the financial position and the results of operations of the Fund and its wholly owned subsidiaries, CPG VA Acquisition Fund II, LLC and CPG VA Acquisition Fund II No. 2, LLC (collectively, the “Subsidiaries”), Delaware limited liability companies. The wholly owned Subsidiaries have the same investment objective as the Fund. For income tax purposes, the Subsidiaries are taxed as corporations. See Note 7 Income Tax for related tax disclosures. As of September 30, 2025, the total value of investment funds held by the Subsidiaries is $49,682,471, or approximately 19.95% of the Fund’s net assets.

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) (Continued) September 30, 2025
3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

•    Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•    Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•    Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient and are excluded from the fair value hierarchy in accordance with ASC 820. Other investments are assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business on the last business day of each quarter-end, each date that a closing occurs and at such other times as the Board shall determine. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Valuation Committee oversees the valuation process of the Fund’s investments. The Valuation Committee meets on a quarterly basis and reports to the Board on a quarterly basis. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain conditions are met. As such, the Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their consolidated financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) (Continued) September 30, 2025
3. PORTFOLIO VALUATION (continued)

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no active market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had an active market for the investments existed. These differences could be material.

The following is a summary of the inputs used, as of September 30, 2025, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2*	Level 3*	Investments Measured at Net Asset Value(1)	Total
Investments
Investments in Investment Funds	$—	$—	$—	$221,327,497	$221,327,497
Total Investments	$—	$—	$—	$221,327,497	$221,327,497

*    The Fund did not hold level 1, level 2 or level 3 securities at period end.

(1)    These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.

The Fund’s private equity financing stage and private credit with their corresponding unfunded commitments and other attributes, as of September 30, 2025, are shown in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$126,600,580	$9,089,946	Up to 10 years	None	N/A	N/A
Credit	Debt investments made through privately negotiated transactions	$55,525,496	$12,203,576	Up to 10 years	None	N/A	N/A
Growth	Non-control investments in companies with high growth potential	$39,201,421	$2,459,836	Up to 10 years	None	N/A	N/A

*    The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their offering documents, to modify and waive such terms.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions.

The following is a summary of investment strategies of the Investment Funds held by the Fund as of September 30, 2025.

•    Buyout: Buyouts are control investments in established, cash flow positive companies. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment.

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) (Continued) September 30, 2025
3. PORTFOLIO VALUATION (continued)

•    Credit: Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, mezzanine debt, unsecured debt, and structurally subordinated instruments. While these strategies, which include special situations investments (including distressed investments), generally focus on originated or secondary purchases of fixed-income senior or subordinated credits of companies, they also may include certain equity features. Distressed investing encompasses a broad range of strategies including control and non-control distressed debt, operational turnarounds, and “rescue” financings. The Fund’s private credit investments may include investments in privately offered business development companies (“BDCs”).

•    Growth: Equity and venture capital strategies typically involve non-control investments in companies with high growth potential that are in need of expansion capital. Venture capital investments typically target newer businesses, often emerging companies, with higher growth potential and risk.

4.  RELATED PARTY TRANSACTIONS

As of September 30, 2025, the Fund and its Subsidiaries had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a quarterly advisory fee at the annual rate of (i) 0.10% of total Commitments for the first 12 months following the Initial Closing, (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing; (iii) 0.65% of the Fund’s net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund’s net invested capital thereafter for the remaining life of the Fund (the “Management Fee”). The Management Fee will be determined and accrued as of the last day of each quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.

During the period ended September 30, 2025, The Fund incurred $666,435 of Management Fees, which is included in the Consolidated Statement of Operations. As of September 30, 2025, $668,991 was payable to the Adviser. The unpaid portion of Management fees at the end of each reporting period is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Independent Directors for the period ended September 30, 2025 was $44,000 which is included in Directors’ and Officer fees in the Consolidated Statement of Operations.

During the period ended September 30, 2025, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $7,349, which is included in Directors’ and Officer fees in the Consolidated Statement of Operations. As of September 30, 2025, the Fund had $22,046 payable related to the portion of the annual compensation of the Fund’s Chief Compliance Officer incurred by the Fund, which is included in Directors’ and Officer fees payable in the Consolidated Statement of Assets and Liabilities.

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) (Continued) September 30, 2025
4. RELATED PARTY TRANSACTIONS (continued)

Delaware Distributors, L.P. (“DDLP”) served as the placement agent (the “Placement Agent”) of the Fund and is an affiliate of the Adviser and is a subsidiary of Macquarie Management Holdings, Inc. (“MMH”). Certain officers and the interested director of the Fund are also officers of the Adviser and are registered representatives of DDLP.

Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to pay third parties including brokers, dealers and certain financial advisors (which may include wealth advisors) and others (collectively, “Sub-Placement Agents”) for the provision of distribution services and services to investors. The Fund pays the Placement Agent a quarterly fee at the annual rate of (i) 0.75% of total Commitments from the Initial Closing until the six year anniversary of the Final Closing, (ii) 0.75% of the Fund’s net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iii) 0.10% of the Fund’s net invested capital thereafter for the remaining life of the Fund. The Distribution and servicing fees will be determined and accrued as of the last day of each calendar quarter and will be prorated for any period of less than a quarter based on the number of days in such period. During the period ended September 30, 2025, the Fund incurred $771,912 of the Distribution and servicing fees, which is included in the Consolidated Statement of Operations, of which $1,049,433 was payable to the Placement Agent at September 30, 2025. The unpaid portion of the Distribution and servicing fees at the end of each reporting period is included in Distribution and servicing fees payable to affiliate in the Consolidated Statement of Assets and Liabilities.

5.  ADMINISTRATION AND CUSTODIAN FEES

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the period ended September 30, 2025, the total administration fees were $270,406 which is included as accounting and administration fees in the Consolidated Statement of Operations, $411,481 of which was payable and is included as Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities as of September 30, 2025.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Fund.

6.  INVESTMENTS

For the period ended September 30, 2025, total capital called by Investment Funds and total proceeds from redemptions or other dispositions of investments amounted to $465,943 and $0, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds, subject to the review of the Advisor, as to the amounts of taxable income allocated to the Fund as of September 30, 2025.

7.  INCOME TAX

Under the Code, the Fund may qualify for special tax status as a RIC, which allows for a deduction for dividends paid but prohibits any deduction for net operating losses. Because of the dividends paid deduction, RIC’s generally do not incur Fund level income tax. Generally, state tax law recognizes the federal tax status of the Fund.

Annually, the Fund must meet certain requirements to maintain the benefit of RIC status, including an income test, asset test, and distribution requirements. To assist in maintaining RIC status, the Fund structure may include one, or more, corporations (“Blockers”) that intentionally do not qualify for RIC status. Blockers file separate federal and state income tax returns. If Blockers exist in the Fund structure, the financial accounts of the Fund may include federal and state income tax balances and disclosures, as determined under the relevant tax law.

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) (Continued) September 30, 2025
7. INCOME TAX (continued)

The Fund and Blockers have adopted a tax year end of September 30 (the “Tax Year”). For the tax year ending September 30, 2025, the Fund satisfied all requirements to maintain its status as a RIC and is subject to taxation under Subchapter M; therefore, no federal or state income tax amounts have been recognized at the Fund level.

In determining any required income tax balances (Fund level or Blockers), the Fund measures current income tax balances by applying the enacted tax law. Deferred tax balances are recognized for the expected future tax consequences of differences that may exist between the financial accounting basis and the tax basis of assets and liabilities (temporary differences) and for tax law carryforwards. The deferred tax balances are measured using the enacted tax rates expected to apply in the period the temporary difference is anticipated to be settled.

The recoverability of deferred tax assets is assessed separately at the Blocker level, as applicable, based upon the weight of available positive and negative evidence regarding sources of future taxable income. When assessing the recoverability of deferred tax assets, significant weight is given to the period over which the deferred tax assets can be realized and the recent history of pre-tax earnings. If the Adviser concludes that it is more likely than not (a likelihood of more than 50%) that some portion or all the deferred tax assets will not be realized as stated, a valuation allowance is recognized to reduce the value of the deferred tax assets.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund and Blockers’ tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. The tax benefit associated with any tax position that does not meet the more-likely-than-not threshold is not recognized for financial reporting purposes. The Fund and Blockers have not recognized any tax liability for unrecognized tax benefits or expenses. The Fund and Blockers recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the period ended September 30, 2025, the Fund and Blockers did not incur any interest or penalties.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gains or loss items for consolidated financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The September 30, 2025 book cost has been adjusted for book/tax basis differences as of the Fund’s last Tax Year end, September 30, 2025. The cost of investments and the net unrealized appreciation and depreciation on investments as of September 30, 2025 are noted below.

Federal Tax Cost of Investments	$152,586,419
Gross Unrealized Appreciation	75,743,792
Gross Unrealized Depreciation	(7,002,714)
Net Unrealized Appreciation (Depreciation)	68,741,078

The tax character of distributions paid during the Tax Years ended September 30, 2025, and September 30, 2024, were as follows:

	2025	2024
Long-term Capital Gains	$5,776,396	$9,921,845

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) (Continued) September 30, 2025
7. INCOME TAX (continued)

As of September 30, 2025, the components of distributable earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains	—
Net Unrealized Appreciation[a]	$62,507,707
Accumulated Capital & Other Losses[b]	$(1,885,563)
Total Accumulated Earnings/(Loss)	$60,622,144

a    The difference between book basis and tax basis net unrealized depreciation is primarily attributable to the tax treatment of partnerships.

b    At September 30, 2025 the Fund had a late year ordinary loss deferral of $1,129,149 and a post-October capital loss deferral of $756,414 which are deemed to arise on October 1, 2025.

Permanent book and tax differences, primarily attributable to net operating loss, resulted in reclassification for the Tax Year ended September 30, 2025 as follows:

Paid in capital	$2,007,318
Total distributable earnings/(deficit)	$(2,007,318)

These reclassifications had no effect on net assets.

As discussed, Blockers are subject to U.S. federal and state income taxes. The Blockers are not consolidated with the RIC for income tax compliance purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

For financial reporting purposes, the components of income before provision for income taxes were as follows:

Period Ended September, 2025
Domestic	$2,068,560
Foreign	$—
Income (loss) before income taxes	$2,068,560

The provision for income tax expense (benefit) is comprised of the following:

Current:	Period Ended September 30, 2025
Federal	$(35,874)
State	(402)
Foreign	—
Total Current Tax Expense (Benefit)	$(36,276)
Deferred:
Federal	$1,378,454
State	333,072
Foreign	—
Total Deferred Tax Expense (Benefit)	1,711,526
Total Provision for Income Taxes	$1,675,250

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) (Continued) September 30, 2025
7. INCOME TAX (continued)

The effective tax rate varies from the expected statutory tax rate of 21% as follows:

Federal tax (benefit) at statutory rate	$434,398	21.00%
State tax (benefit), net of federal benefit	131,726	6.37%
Adjustment to deferred tax values	1,102,947	53.32%
Rate change	6,179	0.30%
Total provision for income tax expense (Benefit)	$1,675,250	80.99%

Approximately $2,879 of the above benefit results from a reduction in the applicable state tax rate.

Significant components of the Blocker’s deferred tax assets (liabilities) recognized in the financial statements are as follows:

Deferred Tax Assets:
Net Operating Loss	$4,120
Total Deferred Tax Assets	4,120

Deferred Tax Liabilities:
Net Distributive Share from Underlying Investments	$(6,237,492)
Total Deferred Tax Liabilities	(6,237,492)

Valuation Allowance	$—
Net Deferred Tax Assets (Liabilities)	$(6,233,372)

The federal net operating loss carryover is $18,631 and does not expire. The state net operating loss carryover is $18,631; expiration varies by state law. The capital loss carryover is $0 which begins to expire if unused in the tax year ending September 30, 2026. The Fund and Blockers are subject to examination by federal and state income tax authorities. The Fund and Blockers do not have any on-going federal or state income tax examinations. As of the balance sheet date, tax years ending after September 30, 2021 are open to examination.

8.  CAPITAL CALLS AND COMMITMENTS

As of September 30, 2025, the Fund had outstanding unfunded investment commitments to Investment Funds totaling $23,728,334, as described in Note 3.

The Fund has total capital committed of $223,742,681 as of September 30, 2025. Since the commencement of operations of the Fund on November 9, 2018, $196,893,559 capital has been called, comprising approximatley 88% of the total capital committed. The Fund currently has unfunded capital commitments of $26,849,122.

9.  LINE OF CREDIT

The Fund may borrow money to manage its cash flow needs associated with calling investor commitments, satisfying capital calls, managing distributions to investors and paying ongoing expenses. The provisions of the 1940 Act provide that the Fund may borrow in an amount up to 33 1/3% of its total assets (including the proceeds from leverage).

The Fund, along with other funds managed by the Adviser, collectively entered into a $130,000,000 revolving credit facility with Barclays Bank PLC (“Barclays”), which expires on January 24, 2028 subject to the restrictions and terms of the Credit Agreement. The Adviser is entitled to reallocate the facility across the funds throughout the year as needed, therefore, the portion of the facility allocated to the Fund as of September 30, 2025 may not be representative of the average outstanding loan payable during the year. The credit agreement was amended during the period to join a number of tax blocker subsidiaries as subsidiary borrowers under the credit facility, as well as waive Events of Default continuing under the credit agreement relating to the failure of CPG Vintage Access Fund, LLC, CPG Vintage Access Fund III, LLC, and CPG Vintage Access Fund IV, LLC

CPG Vintage Access Fund II, LLC Consolidated Notes to Financial Statements (Unaudited) (Continued) September 30, 2025
9. LINE OF CREDIT (continued)

to maintain status as a regulated investment company. As of September 30, 2025, the limit on the Fund’s portion of the credit facility was $1,000,000. For borrowing under this credit facility, the Fund is charged 2.75% (per annum) plus SOFR (Secured Overnight Financing Rate) on amounts borrowed. The commitment fee on the daily unused loan balance of the line of credit accrues at 0.75% and is included in Line of credit commitment fees on the Consolidated Statement of Operations. For the period ended September 30, 2025, the average annualized interest rate charged and the average outstanding loan payable, was as follows:
Average Annualized Interest Rate	7.20%
Average Outstanding Loan Payable	$0

10. INDEMNIFICATION

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after September 30, 2025 have been evaluated through the date the consolidated financial statements were issued.

In September of 2025 the Board appointed Macquarie Capital (USA) Inc. (“MCUSA”) to replace DDLP as Placement Agent of the Fund, starting in October of 2025. MCUSA is an affiliate of the Adviser and is an indirect subsidiary of Macquarie. Under the new placement agent agreement, MCUSA will have the same terms and fee structure as DDLP. In addition, certain officers and the interested director of the Fund became registered representatives of MCUSA.

There were no other events or material transactions through the date the consolidated financial statements were issued that required recognition or disclosure in the consolidated financial statements.

CPG Vintage Access Fund II, LLC Other Information (Unaudited) September 30, 2025

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund will file a complete schedule of its portfolio holdings with the SEC no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year on Form N-PORT. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. The Fund’s Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

(b)       Not applicable.

ITEM 2.    CODE OF ETHICS.

Not applicable to semi-annual reports

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)       Schedule of Investments in securities of unaffiliated issuers as of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)       Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included as part of the report to shareholders filed under Item 1 to this form.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)       Not applicable for semi-annual report.

(b)       Not applicable.

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors during the period covered by this report.

ITEM 16.  CONTROLS AND PROCEDURES.

a)      Evaluation of Disclosure Controls and Procedures.    The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings and submissions under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (“1940 Act”) are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“SEC”). Such information is accumulated and communicated to the Registrant’s Management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s Management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s PEO and PFO, or persons performing similar functions, have concluded that due to the material weakness in internal control over financial reporting described below, the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are not effective as of March 31, 2025, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)) and do not provide reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

Management identified a material weakness in the design and operating effectiveness of controls over the determination of the appropriate classification and presentation of cash and cash equivalents in the Registrant’s financial statements. More specifically, the controls were not designed to determine (i) the appropriate identification, classification, and presentation of cash and cash equivalents in accordance with GAAP during the new account set up process and (ii) the appropriate and consistent reporting in the Registrant’s financial statements.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. While this deficiency did not result in an error in the financial statement, this material weakness, if not remediated, could result in further misstatements related to the classification and presentation of cash and cash equivalents that would result in a material misstatement to the financial statements that would not be prevented or detected.

Management’s Remediation Plan.    Subsequent to the identification of the material weakness described above, Management has developed a plan to remediate the material weakness described herein. Management’s remediation procedures include integrating the Registrant into the new account set up process. As the Registrant enters into new bank accounts, Management will determine and document the appropriate GAAP classification of such accounts and validate its application during the financial reporting process to verify appropriate and consistent presentation and disclosure in the financial statements. Management will not be able to conclude whether the steps taken will fully remediate the material weakness in its internal control over financial reporting until it has completed its remediation efforts and subsequent evaluation of their effectiveness.

b)      Other than the changes to our internal controls over financial reporting described under Management’s Remediation Plan with respect to the controls over new bank accounts, there were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to Unitholders included herein that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)       Not applicable.

(b)       Not applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)       Not applicable.

(b)       Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)  Not applicable for semi-annual report.

(a)(2)  Not applicable.

(a)(3)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)  Not applicable

(a)(5)  Not applicable

(b)       Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG VINTAGE ACCESS FUND II, LLC
By (Signature and Title)*	/s/ Alex Lee
Alex Lee
(Principal Executive Officer)
Date	December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alex Lee
Alex Lee
(Principal Executive Officer)
Date	December 5, 2025
By (Signature and Title)*	/s/ Trishamarie Chan
Trishamarie Chan
(Principal Financial Officer)
Date	December 5, 2025

____________

*        Print the name and title of each signing officer under his or her signature.